MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement



FUND LOGO




Quarterly Report

September 30, 1998




Officers and Trustees
Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Paolo Valle, Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Lawrence A. Rogers, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION

Bar graph depicting
Type of Issues*
As of September 30, 1998

Telecommications                        2.16%
Industrials                            16.79%
Sovereign Government Obligations       35.90%
Supranational                           4.53%
Commercial Paper                        0.54%
US Government & Agency Obligations      6.34%
Financial Services                     16.09%
Banking                                11.68%


Pie graph depicting
Geographical Diversification*
As of September 30, 1998

Germany                                 6.39%
Finland                                 3.59%
Italy                                   9.87%
Greece                                  2.06%
Thailand                                3.23%
United Kingdom                         12.76%
France                                  4.15%
Denmark                                 8.47%
Japan                                  12.43%
Canada                                  5.87%
United States                          25.21%


Bar graph depicting
Maturity of Investments*
As of September 30, 1998

5 yrs--10 yrs                          22.06%
10 yrs+                                37.32%
0--1 yrs                                7.05%
1 yr--5 yrs                            33.92%


[FN]
*Percent of net assets may not equal 100%.




Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998


Dear Shareholder

Since our June 30, 1998 shareholder report, and as emerging markets and global equity markets deteriorated, global Group of Seven Industrialized Nations (G-7) bond markets have rallied with yields in most markets falling to new lows. Though economic fundamentals remain supportive with strong economic growth and benign inflation in the United States and core Europe, the "flight to quality" has been the main force influencing market conditions. In addition, currency markets have been volatile, with currencies perceived as safe havens remaining well bid, while commodity-based currencies have been under extreme pressure. Correspondingly, we maintained a relatively neutral duration as compared to the unmanaged JP Morgan Global Bond Index. At the same time, we over-weighted core dollar bloc currencies (for example, the US dollar and British pound sterling).

With the turmoil in Russia escalating and the lack of growth in Japan and the rest of Asia, credit spreads and swap spreads have widened dramatically. Risk premiums have been on the rise as corporate bond yield spreads in ten-year A-rated securities widened 50 basis points (0.50%) to approximately 120 basis points over US Treasury issues. We have continued to upgrade the credit quality of the portfolio by reducing positions in corporate issuers while adding more liquid positions in government securities to maintain the Fund's duration in line with the Index. Inflationary fundamentals remained positive as commodity prices continue to decline with the CRB Commodity Index falling below 200 for the first time in 12 years. We continue to believe the turmoil in Asia, Russia and Brazil will slow G-7 growth dramatically, while improving inflationary demographics and possibly even leading to a deflationary environment. On September 29, 1998, the US Federal Reserve Board cut interest rates 25 basis points to support the domestic economy and to help settle global nervousness. At the close of the September quarter, we were slightly overweighted in the United States as compared to Europe because we expected a continued flight to quality and further interest rate cuts by the Federal Reserve Board. The central bank unexpectedly cut the Federal Funds rate another quarter point in mid-October.

Market Review

North America
US Treasury bonds rallied during the past six months with the yield on the 30-year Treasury bond declining 95 basis points to 4.98% as turbulence in Asia and Russia drove investors to the safety of US Government securities. Domestic economic data continues to be supportive as second quarter gross domestic product (GDP) fell to an annualized rate of 1.6% from the first quarter's rapid 5.5% pace. However, the effects of inventory buildup and the General Motors strike have abated, and economic activity looks to be slightly stronger in the third quarter. In addition, labor markets remain tight with the unemployment rate stabilizing at 4.5% while the employment cost index rose 0.9% for the second quarter compared to 0.7% for the March quarter. However, we believe that these issues will be overshadowed by the lack of inflation and global market uncertainty. Inflationary pressures remain well contained and supported by falling oil and other commodity prices. We maintained an overweighted interest rate exposure in the United States relative to the Index because we expect the flight to quality to continue while inflationary fundamentals remain positive. We will continue to monitor the Russian and Brazilian situation closely because we expect volatility in emerging markets and equities to remain high. In Canada, continued weakness in commodity prices kept the Canadian dollar under extreme pressure during the September quarter. Despite weak domestic economic data, the Bank of Canada was forced to raise short-term interest rates by 100 basis points in order to support the currency. However, the interest rate hike had little impact, since the Canadian dollar ended the three-month period near C$1.53 relative to the US dollar. Second quarter GDP came in at an annualized rate of 3.1%, down from the first quarter's 3.7% rate with June's retail sales number falling. With inflation running at the bottom of the 1%--3% target band and the Canadian dollar at depressed levels, we are looking to increase investments in Canada at very attractive levels.


Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998


Europe
As the year progresses, it appears that the European Monetary Union
(EMU) will move ahead as scheduled. Yields in Europe fell to new lows as capital flows into the region accelerated as a result of emerging and equity market turmoil. In addition, expectations that Germany will raise short-term interest rates have dissipated. Since global growth is expected to slow and the level of unemployment in the region is already high, it would seem likely that interest rates will converge near the current German repurchase rate of 3.30%. In our view, this will force interest rates lower in the peripheral European economies, which should ensure that growth in the region does not slow too dramatically. We continue to maintain exposure in peripheral European markets such as Italy, Denmark and Greece, although spreads have widened recently in response to global turmoil.

Fundamentals in Europe remained extremely supportive as growth in the EMU seems to be leveling off near 3%, with net exports slowing slightly while the service sector accelerates at a moderate pace. In addition, we believe that gradually falling fiscal deficits and sizable account surpluses will also add support to the area. Helped by the backdrop of generally weak commodity prices, inflation in Europe may remain low for some time. Fallout from the Russian crisis is one area of concern in the region, as Europe has a much higher degree of exposure to Russia than does the United States. We will monitor the situation closely as we expect European currencies to weaken relative to the US dollar in the coming months.

Pacific Basin
During the September quarter, weakness in the region's bond markets and currencies persisted even though the Russian crisis took the spotlight away from the economic turmoil in Asia. Both the Australian and New Zealand currencies have remained under extreme pressure, since weakness in commodity prices and the region as a whole has hit the currencies hard. Consumer confidence remained poor as unemployment rose in the region. We have fully hedged our New Zealand government bond position in order to seek to take advantage of the interest rate differentials without taking on currency exposure. Nevertheless, we plan to actively manage our currency hedges as opportunities arise.

In Japan, the yen's decline slowed by the close of the September quarter on hopes that the new government will take the appropriate steps to stabilize the banking system and stimulate the economy. Prime Minister Hashimoto was forced to resign as the economic situation deteriorated and former Foreign Minister Obuchi was elected to the Prime Minister position. It appears that Japan's economy will suffer its largest post-war decline ever this year as unemployment remains at a record high of 4.3%. In addition, enormous wealth has disappeared and balance sheets weakened as the Nikkei Stock Index traded to new lows. It is likely that disposable income will fall outright for the first time even if permanent tax cuts are implemented. In September, there were signs of a potential banking bill that would infuse public money into the ailing banking system. The bill was debated by the opposing parties throughout the month. As a result, we maintained our exposure in Japan of 12.43% of net assets as the economic and banking situation unfolds and the lack of consumption could lead toward a deflationary environment.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,


(Arthur Zeikel)
Arthur Zeikel
President


(Paolo Valle)
Paolo Valle
Senior Vice President and Portfolio Manager

November 11, 1998




Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/98                         +9.49%         +5.11%
Five Years Ended 9/30/98                   +5.01          +4.16
Inception (10/25/88)
through 9/30/98                            +8.57          +8.12

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC      With CDSC**

Class B Shares*

Year Ended 9/30/98                         +8.53%         +4.53%
Five Years Ended 9/30/98                   +4.18          +4.18
Ten Years Ended 9/30/98                    +8.14          +8.14

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/98                         +8.59%         +7.59%
Inception (10/21/94)
through 9/30/98                            +6.06          +6.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/98                         +9.22%         +4.86%
Inception (10/21/94)
through 9/30/98                            +6.69          +5.59

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                                           Ten Years/       Standardized
                                              12 Month        3 Month    Since Inception    30-Day Yield
                                            Total Return    Total Return  Total Return     As of 9/30/98
ML Global Bond Fund Class A Shares              +9.49%         +3.49%       +126.20%            4.43%
ML Global Bond Fund Class B Shares              +8.53          +3.29        +118.71             3.85
ML Global Bond Fund Class C Shares              +8.59          +3.38        + 26.09             3.79
ML Global Bond Fund Class D Shares              +9.22          +3.53        + 29.09             4.19

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are: Class A Shares, from 10/25/88 to 9/30/98; Class B Shares, for the ten years ended 9/30/98; and Class C & Class D Shares, from 10/21/94 to 9/30/98.


Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998

SCHEDULE OF INVESTMENTS
                            Face                                     Interest     Maturity                    Percent of
                           Amount        Long-Term Obligations         Rate         Date           Value      Net Assets
Canada

Sovereign        C$      5,850,000    Canadian Government Bond        5.25 %     9/01/2003      $ 3,912,652        2.06%
Government       NZ$    14,250,000    Canadian Government Bond        6.625     10/03/2007        7,248,049        3.81
Obligations

                                      Total Investments in Canada (Cost--$12,445,111)            11,160,701        5.87

Denmark

Banking          US$     8,250,000    Den Danske Bank A/S             7.40       6/15/2010        9,218,080        4.85
Financial        Dkr    42,443,000    Nykredit A/S                    6.00      10/01/2026        6,875,853        3.62
Services

                                      Total Investments in Denmark (Cost--$14,450,660)           16,093,933        8.47

Finland

Sovereign        YEN   271,000,000    Republic of Finland             6.00       1/29/2002        2,349,423        1.24
Government       Fim    19,000,000    Republic of Finland             7.25       4/18/2006        4,474,850        2.35
Obligations

                                      Total Investments in Finland (Cost--$6,485,751)             6,824,273        3.59

France

Sovereign        ECU     2,185,000    Government of France            8.25       4/25/2022        3,768,509        1.99
Government
Obligations

Telecom-         Frf    20,800,000    France Telecom                  5.75       4/25/2007        4,109,939        2.16
munications

                                      Total Investments in France (Cost--$7,442,109)              7,878,448        4.15

Germany

Banking          DM      5,000,000    Deutsche Ausgleichbank          6.00       7/04/2007        3,366,467        1.77

Sovereign               13,700,000    Land Baden-Wuerttemberg         5.75       1/19/2028        8,779,485        4.62
Government
Obligations

                                      Total Investments in Germany (Cost--$10,297,741)           12,145,952        6.39

Greece

Sovereign        GRD 1,106,500,000    Hellenic Republic              13.30      12/27/2002        3,909,113        2.06
Government
Obligations

                                      Total Investments in Greece (Cost--$3,810,478)              3,909,113        2.06

Italy

Sovereign       Lit 24,650,000,000    Buoni Poliennali Del Tesoro
Government                            (Italian Government Bond)      10.00       8/01/2003       18,757,867        9.87
Obligations

                                      Total Investments in Italy (Cost--$16,920,022)             18,757,867        9.87




Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998

SCHEDULE OF INVESTMENTS (continued)
                            Face                                     Interest     Maturity                    Percent of
                           Amount        Long-Term Obligations         Rate         Date           Value      Net Assets
Japan

Sovereign        YEN 1,741,000,000    Japanese Government Bond        4.80 %    12/20/2002     $ 15,019,339        7.90%
Government
Obligations

Supra-                 990,000,000    African Development Bank        6.20       6/18/2002        8,607,494        4.53
national

                                      Total Investments in Japan (Cost--$23,515,458)             23,626,833       12.43

Thailand

Industrials      US$     9,550,000    PTTEP International Limited     7.625     10/01/2006        6,128,436        3.23

                                      Total Investments in Thailand (Cost--$9,741,865)            6,128,436        3.23

United
Kingdom

Financial        Pound   8,300,000    Friends Professional
Services      Sterling                Finance PLC                     9.125         ++           15,138,756        7.96


Industrials              1,000,000    BOC Group PLC                   7.25       6/07/2002        1,730,330        0.91
                         3,000,000    British Airways PLC             7.875      2/10/2007        5,602,282        2.95
                         1,000,000    Vodafone Group PLC              7.875     11/06/2001        1,786,985        0.94

                                      Total Investments in the
                                      United Kingdom (Cost--$22,696,755)                         24,258,353       12.76

United
States

Banking           US$    8,500,000    Comerica Bank                   7.875      9/15/2026        9,614,010        5.06

Financial                3,000,000    Associates Corp. of
Services                              North America                   7.375      6/11/2007        3,232,500        1.70
                         5,000,000    Mellon Capital II               7.995      1/15/2027        5,336,850        2.81

Industrials      DM     10,600,000    Ford Motor Credit Co.           5.25       6/16/2008        6,469,808        3.40
                 US$    10,000,000    Phelps Dodge Corporation        7.125     11/01/2027       10,194,100        5.36

US Government            6,960,000    Federal National Mortgage
& Agency                              Association                     5.25       1/15/2003        7,106,786        3.74
Obligations              3,740,000    United States Treasury Notes    5.50       8/15/2028        4,042,716        2.13

                                      Total Investments in the
                                      United States (Cost--$43,797,976)                          45,996,770       24.20

                                      Total Investments in
                                      Long-Term Obligations (Cost--$171,603,926)                176,780,679       93.02

                                      Short-Term Obligations

Commercial        US$    1,028,000    General Motors Acceptance
Paper*                                Corp.                           5.88      10/01/1998        1,028,000        0.54

US Government              900,000    United States Treasury
Obligations*                          Bill (a)                        4.53      12/24/1998          891,180        0.47

                                      Total Investments in
                                      Short-Term Obligations (Cost--$1,918,487)                   1,919,180        1.01



Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1998

SCHEDULE OF INVESTMENTS (concluded)
                      Nominal Value                                                                            Percent of
                    Covered by Options           Issue                                             Value       Net Assets
Currency Call Options Written

                        21,960,000    Deutschemark, expiring October
                                      1998 at DM 82.5                                          $    (76,267)       0.00%

                                      Total Currency Call Options Written
                                      (Premiums Received--$43,779)                                  (76,267)       0.00

Currency Put Options Written

                        13,500,000    Deutschemark, expiring October
                                      1998 at YEN 2.9                                                  (567)       0.00
                        13,750,000    Japanese Yen, expiring October 1998
                                      at YEN 137.2                                                  (96,250)      (0.09)

                                      Total Currency Put Options Written
                                      (Premiums Received--$41,384)                                  (96,817)      (0.09)

                                      Total Currency Options Written
                                      (Premiums Received--$85,163)                                 (173,084)      (0.09)


Total Investments, Net of Options Written (Cost--$173,437,250)                                  178,526,775       93.94

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                     (72,153)      (0.04)

Variation Margin on Financial Futures Contracts***                                                 (235,562)      (0.12)

Other Assets Less Liabilities                                                                    11,823,386        6.22
                                                                                               ------------      -------
Net Assets                                                                                     $190,042,446      100.00%
                                                                                               ============      =======

Net Asset Value: Class A--Based on net assets of $25,239,970 and 2,659,377 shares of
                          beneficial interest outstanding                                      $       9.49
                                                                                               ============
                 Class B--Based on net assets of $114,508,796 and 12,061,508 shares of
                          beneficial interest outstanding                                      $       9.49
                                                                                               ============
                 Class C--Based on net assets of $1,602,092 and 168,826 shares of
                          beneficial interest outstanding                                      $       9.49
                                                                                               ============
                 Class D--Based on net assets of $48,691,588 and 5,131,047 shares of
                          beneficial interest outstanding                                      $       9.49
                                                                                               ============

  *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.

 **Forward foreign exchange contracts as of September 30, 1998 were as follows:
                                                     Unrealized
                                     Expiration     Appreciation
   Foreign Currency Sold                Date       (Depreciation)

   DM                49,566,746     October 1998    $ (250,024)
   GRD            1,271,103,200     October 1998       (45,576)
   Pound Sterling     6,000,885     October 1998       (61,869)
   YEN            3,393,825,650     October 1998       118,260
                                                    ----------
   Total (US$ Commitment--$69,098,697)                (239,209)
                                                    ----------
   Foreign Currency Purchased

   DM                42,196,017     October 1998       150,947
   Pound Sterling     2,091,117     October 1998        16,109
                                                    ----------
   Total (US$ Commitment--$28,678,593)                 167,056
                                                    ----------
   Total Unrealized Depreciation on Forward
   Foreign Exchange Contracts--Net                  $  (72,153)
                                                    ==========

***Financial futures contracts sold as of September 30, 1998 were as follows:

   Number of                                Expiration
   Contracts      Issue        Exchange        Date           Value

    29            UK Gilt        LIFFE     December 1998   $ 5,709,922
   111       US Treasury Bonds    CBT      December 1998    14,593,031
                                                           -----------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$19,488,944)                     $20,302,953
                                                           ===========

(a)Portion of securities held as collateral in connection with open financial futures contracts.
 ++The security is a perpetual bond and has no stated maturity date.